Exhibit 99.2
PacBio Appoints Mark Van Oene as President and Chief Executive Officer
Christian Henry to Transition from President and Chief Executive Officer Following Six Years of Leadership; Effective August 5, 2026
MENLO PARK, Calif., August 5, 2026 – Pacific Biosciences of California, Inc. (NASDAQ: PACB) ("PacBio"), a leading developer of high-quality, highly accurate sequencing solutions, today announced that its Board of Directors has appointed Mark Van Oene as President and Chief Executive Officer, effective August 5, 2026. Mr. Van Oene, who has served as Chief Operating Officer, succeeds Christian Henry, who has stepped down as President and Chief Executive Officer after six years leading PacBio. Mr. Van Oene has also been appointed to serve on PacBio's Board of Directors, effective August 5, 2026. Mr. Henry will continue to serve on PacBio’s Board of Directors and has agreed to serve as a business advisor to the company at least through the end of 2026, in order to facilitate an orderly transition.
Mr. Van Oene joined PacBio in 2021 as Chief Operating Officer and has played a central role in advancing the company's operational execution, commercial strategy, product development roadmap and clinical application development as well as leading AI-related product improvements and collaborations. During his tenure, he has worked closely with the executive leadership team and Board of Directors to strengthen PacBio's position as a leader in long-read sequencing and to support PacBio’s strategy to expand adoption across research and future clinical applications.
"Mark is an accomplished leader with deep experience building and scaling global life sciences and clinical diagnostic businesses, which has become an increasing focus of PacBio’s long-term strategy," said John Milligan, Ph.D., Chair of PacBio's Board of Directors. "Over the past several years, he has become an integral member of PacBio's leadership team and has helped shape our strategic priorities, strengthen our operational capabilities, and position the company for its next phase of growth, particularly with respect to AI-enabled product solutions and larger-scale AI and clinical related collaborations. The Board conducted a thoughtful succession planning process and unanimously concluded that Mark is the right leader to build on PacBio's strong foundation and drive long-term value creation for our customers, employees, and stockholders."
Dr. Milligan continued, "On behalf of the Board, I also want to express our sincere gratitude to Christian for his outstanding leadership and many contributions to PacBio. During his tenure, Christian guided the company through a period of significant transformation, including expanding our product portfolio, strengthening our commercial organization, advancing our technology leadership, and positioning PacBio to pursue substantial long-term growth opportunities, especially in clinical and AI-related markets. We thank him for his unwavering commitment to PacBio and wish him continued success."
"It has been an extraordinary privilege to serve as PacBio's President and Chief Executive Officer and to work alongside such an exceptional team,” said Christian Henry, reflecting on the leadership transition. Together, we have transformed the company, introduced groundbreaking innovations, expanded our customer base and commercial capabilities, and strengthened our position in the scientific and clinical research markets as a leader in highly accurate long-read sequencing. I am incredibly proud of what we have accomplished."
Mr. Henry continued, "Mark has been an outstanding partner since joining PacBio. He brings exceptional operational expertise, strategic vision, and a deep commitment to our customers and employees. I have complete confidence that he is the right leader to guide PacBio into its next chapter, and I look forward to a continued partnership with Mark, both as an employee during this transition period, and as a member of the Board, as he implements his strategy and vision to advance the company’s mission under his leadership."
"I am honored to have the opportunity to lead PacBio at such an exciting time in the company's evolution, especially as we continue our pivot into further supporting the clinical markets and developing AI-related product solutions and clinically relevant databases," said Mark Van Oene, incoming President and Chief Executive Officer. "PacBio has built an industry-leading technology platform, an incredibly talented team, and a passionate customer community that is driving scientific and clinically important discoveries around the world. I am grateful to Christian for his leadership, mentorship, and partnership over the past several years. His vision and dedication have positioned PacBio for a tremendous future, and I look forward to building on that strong foundation."
Mr. Van Oene added, "As we look ahead, we remain focused on delivering innovative sequencing solutions that enable our customers to answer some of biology's most important questions, expanding adoption of HiFi sequencing worldwide, executing with operational excellence, increasing our support of the clinical and diagnostics markets, and playing a leading role in developing AI-related HiFi sequencing solutions and databases, all as part of our continuing effort to create long-term value for our stockholders."
Mr. Henry will work closely over the coming months with Mr. Van Oene to ensure a seamless leadership transition.
About PacBio
PacBio (NASDAQ: PACB) is a premier life science technology company that designs, develops, and manufactures advanced sequencing solutions to help scientists and clinical researchers resolve genetically complex problems. Our products and technologies, which include our HiFi long-read sequencing, address solutions across a broad set of research applications including human germline sequencing, plant and animal sciences, infectious disease and microbiology, oncology, and other emerging applications. For more information, please visit www.pacb.com and follow @PacBio.
PacBio products are provided for Research Use Only. Not for use in diagnostic procedures.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding PacBio's leadership transition, future strategy, growth opportunities, including with respect to HiFi sequencing, commercial execution, technology leadership, expanding customer adoption and scientific discovery, future clinical opportunities, operational execution, stockholder value creation, and other future events and expectations. You should not place undue reliance on forward-looking statements because they are subject to assumptions, risks, and uncertainties and could cause actual outcomes and results to differ materially from currently anticipated results, including, challenges inherent in developing, manufacturing, launching, marketing and selling new products, and achieving anticipated new sales; potential cancellation of existing instrument orders; assumptions, risks and uncertainties related to the ability to attract new customers and retain and grow sales from existing customers; risks related to PacBio's ability to successfully execute and realize the benefits of acquisitions; the impact of new, increased or enhanced tariffs and export restrictions; rapidly changing technologies and extensive competition in genomic sequencing; unanticipated increases in costs or expenses; high costs of computer memory components; interruptions or delays in the supply of components or materials for, or manufacturing of, PacBio products and products under development; potential product performance and quality issues and potential delays in development timelines; the possible loss of key employees, customers, or suppliers; customers and prospective customers curtailing or suspending activities using PacBio's products; third-party claims alleging infringement of patents and proprietary rights or seeking to invalidate PacBio's patents or proprietary rights; risks associated with international operations; and other risks associated with general macroeconomic conditions and global economic or political instability, including war and other international conflicts, such as the conflicts in the Middle East, among others. Additional factors that could materially affect actual results can be found in PacBio's filings with the Securities and Exchange Commission, including its most recent reports on Forms 8-K, 10-K and 10-Q, and include those listed under the caption “Risk Factors.” These forward-looking statements are based on current expectations and speak only as of the date hereof; except as required by law, PacBio disclaims any obligation to revise or update these forward-looking statements to reflect events or circumstances in the future, even if new information becomes available.
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